                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       August 8, 2006
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

        Delaware                      001-13403                84-1032638
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(State or other jurisdiction         (Commission              (IRS Employer
            of incorporation)         File Number)         Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri            64116
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (816) 584-5000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On August 14, 2006, American Italian Pasta Company (the "Company") issued a press release  providing  certain revenue and liquidity  information.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
               Appointment of Principal Officers.

     On August 8, 2006,  Mr.  George  Shadid  resigned his position as Executive
Vice  President and Chief  Financial  Officer of American  Italian Pasta Company
("the  Company"),  effective  immediately.  Mr.  Shadid  had also  served as the
Company's principal  accounting  officer.  Mr. Shadid will remain an employee of the Company until September 1, 2006.

     The press release issued on August 14, 2006 announcing this  resignation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01  Other Events.

     The Company's  press  release  issued on August 14, 2006 also noted that it did not file its Form 10-Q for the third fiscal  quarter  ended June 30, 2006 on the due date of August 9, 2006.  As previously  disclosed,  the Company has also not filed its Form 10-Qs for the first and second fiscal quarters of fiscal 2006 and for the third fiscal  quarter of fiscal  2005,  as well as its Form 10-K for the fiscal year ended September 30, 2005.

     The Audit Committee  investigation  is in a late stage. The Company and the
Audit  Committee  advisors  continue  to  review  several  issues.  The  Company
currently   plans  to  complete  its  restatement  and  re-filing  of  financial statements  by the  end of  December  2006  and  expects  to be  current  in its delinquent filings by the end of the first calendar quarter of 2007.

Item 9.01  Financial Statements and Exhibits.

            (d)     Exhibits.

           99.1    Press release dated August 14, 2006.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  August 14, 2006                  AMERICAN ITALIAN PASTA COMPANY

                                             By:  /s/ James P. Fogarty
                                                --------------------------------
                                                      James P. Fogarty
                                                      Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number             Description
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    99.1                   Press release dated August 14, 2006.